INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

The Company’s intangible assets with definite useful lives primarily consist of patents and licensed software. The following table summarizes the components of acquired intangible asset balances as of:

	December 31,	December 31,
	2024	2023

Patents	$—	$1,241,199
Licensed software	—	16,923,586
Less: accumulated amortization	—	(3,766,061)
Less: impairment	—	(14,398,724)
Intangible assets, net	$—	$—

Amortization expenses for the years ended December 31, 2024, 2023 and 2022 amounted to $ Nil, $159,579 and $169,149, respectively. The Company assessed some of the licensed software is unlikely to generate cash flow, as of year ended December 2023, it recorded $14,398,724 impairment loss and it carries no value as of December 2024.